Profile of the
Valuemark IV
Variable Annuity
Contract

PREFERRED LIFE INSURANCE
COMPANY OF NEW YORK


May 1, 1998

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD CONSIDER AND KNOW BEFORE PURCHASING THE VALUEMARK IV VARIABLE ANNUITY CONTRACT WITH A FIXED OPTION. THE CONTRACT IS MORE FULLY DESCRIBED IN THE PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.



1. THE VALUEMARK IV
VARIABLE ANNUITY CONTRACT.

The variable annuity contract with a fixed option offered by Preferred Life Insurance Company of New York (Preferred Life) is a contract between you, the owner, and Preferred Life, an insurance company. The Contract provides a means for investing on a tax-deferred basis in 25 portfolios of the Franklin Valuemark Funds, a series fund, and a fixed option of Preferred Life. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed annuity income options.

The Contract has 26 investment options. There are 25 portfolios which are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates. A list of the available portfolios is contained in Section 4. Depending upon market conditions, you can make or lose money in the Contract based on the portfolios' investment performance. The portfolios are designed to offer a better return than the fixed option, however, this is not guaranteed.

The fixed option offers an interest rate that is guaranteed by Preferred Life. The interest rate is set monthly and is guaranteed for 12 months. While your money is in the fixed option, the interest your money will earn as well as your principal is guaranteed by Preferred Life.

Preferred Life reserves the right to limit the number of portfolios which you may invest in at any one time (now or in the future). Currently, you can put your money in 10 investment options (which includes any of the 25 portfolios listed in Section 4 and the Preferred Life fixed option).

Like all deferred annuity contracts, your Contract has two phases: the accumulation phase and the payout phase. During the accumulation phase, your earnings accumulate on a tax-deferred basis and are based on the investment performance of the portfolio(s) you selected and/or the interest rate earned on the money you have in the fixed option. During the accumulation phase, the earnings are taxed as income only when you make a surrender. The payout phase occurs when you begin receiving regular payments from your Contract. The amount of the payments you may receive during the payout phase depends in part upon the amount of money you are able to accumulate in your Contract during the accumulation phase.


2. ANNUITY PAYMENTS
(THE PAYOUT PHASE).

You can receive monthly annuity payments from your Contract by selecting one of the following annuity options (all of these options assume you are the owner and the annuitant): (1) payments for your life; (2) payments for your life, but if you die before payments have been made for the guaranteed period you selected, payments will continue for the remainder of the guaranteed period (5,10, 15 or 20 years); (3) payments during the joint lifetime of you and the joint annuitant when either of you die, payments will continue as long as the survivor lives;
(4) payments during the joint lifetime of you and the joint annuitant, but if you or the joint annuitant die before payments have been made for the guaranteed period you selected, payments will continue for the remainder of the guaranteed period (5, 10, 15 or 20 years); and (5) payments during your life ending with the last payment due prior to your death with a guarantee that at your death Preferred Life will make a refund to your beneficiary. Once you begin receiving regular payments, you cannot change your annuity option or surrender your Contract.

During the payout phase, you may select from the portfolios available or the fixed option for your investment choices. You may elect to receive annuity payments as a variable payout, a fixed payout, or a combination of both. If you choose to have any part of your payments based on portfolio performance (i.e. variable payout), the dollar amount of your annuity payments may go up or down, depending on the investment performance.


3. PURCHASE.

You can buy the Contract with $5,000 or more under most circumstances. You can add $250 or more any time you like during the accumulation phase. Contact your registered representative to help you fill out the proper forms. You and the annuitant cannot be older than 85 years old at the time you buy the Contract. This product is not appropriate for market timers.



4. INVESTMENT OPTIONS.

You may invest in the Preferred Life fixed option or the following portfolios of Franklin Valuemark Funds:

PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME:
Money Market Fund

PORTFOLIOS SEEKING
CURRENT INCOME:
High Income Fund
Templeton Global Income Securities Fund
U.S. Government Securities Fund
Zero Coupon Funds - 2000, 2005 and 2010

PORTFOLIOS SEEKING
GROWTH AND INCOME:
Global Utilities Securities Fund
Growth and Income Fund
Income Securities Fund
Mutual Shares Securities Fund
Real Estate Securities Fund
Rising Dividends Fund
Templeton Global Asset Allocation Fund
Value Securities Fund


PORTFOLIOS SEEKING
CAPITAL GROWTH:
Capital  Growth  Fund
Global  Health  Care  Securities  Fund
Mutual  Discovery Securities  Fund
Natural  Resources  Securities  Fund
Small Cap Fund
Templeton Developing   Markets  Equity  Fund
Templeton   Global  Growth  Fund
Templeton International Equity Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

The portfolios are fully described in the attached prospectus for Franklin Valuemark Funds. You can make or lose money based on the portfolios' performance. THE GLOBAL HEALTH CARE SECURITIES FUND AND THE VALUE SECURITIES FUND ARE NOT AVAILABLE IN NEW YORK UNTIL APPROVED BY THE NEW YORK INSURANCE DEPARTMENT. (CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY.)



5. EXPENSES.

The Contract has insurance features and investment features, and there are costs related to each.

The annual insurance charges total 1.49% of the average daily value of your Contract allocated to the portfolios during the accumulation phase (1.40% during the payout phase). Each year Preferred Life also deducts a $30 contract maintenance charge from your Contract. Preferred Life currently waives this charge if the cumulative value of all your Valuemark IV Contracts (registered with the same social security number) are at least $50,000. There are also annual portfolio charges which vary depending upon the portfolios you select. In 1997, these expenses ranged from .40% to 1.42% of the average daily value of the portfolios.

You can transfer between investment options up to 12 times a year without charge. After 12 transfers, the charge is $25 or 2% of the amount transferred, whichever is less. Market timing transfers may not be permitted.

If you make a surrender from the Contract, Preferred Life may assess a contingent deferred sales charge (surrender charge). The amount of the charge depends upon how long Preferred Life has had your payment. Each purchase payment you add to your Contract has its own 7 year contingent deferred sales charge period. The charge is:


                             Contingent deferred
          Years Since   sales charge (as a percentage
       Purchase Payment     of purchase payments)
         ------------        ------------------
              0-1                    6%
              1-2                    6%
              2-3                    6%
              3-4                    5%
              4-5                    4%
              5-6                    3%
              6-7                    2%
              7+                     0%

Under certain circumstances, after the first year, Preferred Life will permit you to access your money in the Contract without deducting a contingent deferred sales charge if you become disabled.

The State of New York does not currently impose a premium tax on purchase payments for annuities.

We have provided the following chart to help you understand the expenses in your Contract. The column "Total Annual Expenses" shows the total of the $30 contract maintenance charge (which is represented as .10% below), the 1.49% insurance charges and the total 1997 annual portfolio expenses for each portfolio (actual portfolio expenses vary from year to year). The next two columns show you two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you surrender your Contract: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Expenses are assessed as well as the contingent deferred sales charge. For year 10, the Total Annual Charges are assessed but no contingent deferred sales charge is deducted. The premium tax is assumed to be 0% in both examples. These are just examples. They do not represent past or future expenses or returns.

                                                                                                 EXAMPLES:

                                                    Total       Total
                                                    Annual      Annual          Total              Expenses at end of:
                                                    Insurance   Portfolio       Annual
Portfolio                                           Charges     Expenses        Expenses         1 Year      10 Years
---------------------------------------------------------------------------------------------------------------------------
Capital Growth                                      1.59%         .77%          2.36%            $84         $270

Global Health Care Securities                       1.59%         .86%          2.45%            $85         $279

Global Utilities Securities                         1.59%         .50%          2.09%            $81         $242

Growth and Income                                   1.59%         .49%          2.08%            $81         $241

High Income                                         1.59%         .53%          2.12%            $82         $245

Income Securities                                   1.59%         .50%          2.09%            $81         $242

Money Market                                        1.59%         .53%          2.12%            $82         $245

Mutual Discovery Securities                         1.59%        1.06%          2.65%            $87         $299

Mutual Shares Securities                            1.59%         .80%          2.39%            $84         $273

Natural Resources Securities                        1.59%         .69%          2.28%            $83         $261

Real Estate Securities                              1.59%         .54%          2.13%            $82         $246

Rising Dividends                                    1.59%         .74%          2.33%            $84         $266

Small Cap                                           1.59%         .77%          2.36%            $84         $270

Templeton Developing Markets Equity                 1.59%        1.42%          3.01%            $90         $333

Templeton Global Asset Allocation                   1.59%         .94%          2.53%            $86         $287

Templeton Global Growth                             1.59%         .88%          2.47%            $85         $281

Templeton Global Income Securities                  1.59%         .62%          2.21%            $82         $254

Templeton International Equity                      1.59%         .89%          2.48%            $85         $282

Templeton International Smaller Companies           1.59%        1.06%          2.65%            $87         $299

Templeton Pacific Growth                            1.59%        1.03%          2.62%            $87         $296

U.S. Government Securities                          1.59%         .50%          2.09%            $81         $242

Value Securities                                    1.59%         .81%          2.40%            $84         $274

Zero Coupon 2000                                    1.59%         .40%          1.99%            $80         $231

Zero Coupon 2005                                    1.59%         .40%          1.99%            $80         $231

Zero Coupon 2010                                    1.59%         .40%          1.99%            $80         $231
---------------------------------------------------------------------------------------------------------------------------

The expenses for the newly formed portfolios have been estimated. The expenses for the Zero Coupon Funds reflect current fee waiver arrangements. For more detailed information, see the Fee Table in the prospectus for the Contract.



6. TAXES.

Any earnings are not taxed until you take them out. In most cases, if you take money out, earnings come out first and are taxed as income. If you are younger than 591/2 when you take money out, you may be charged a 10% federal tax penalty on the taxable amounts surrendered. Payments during the payout phase are considered partly a return of your original investment. That part of each payment is not taxable as income. If the Contract is tax-qualified, the entire payment may be taxable.



7. ACCESS TO YOUR MONEY.

You may make a surrender at any time during the accumulation phase. Any partial surrender must be for at least $500. You may request a surrender in writing or by electing the Systematic Withdrawal Program or Minimum Distribution Program which are briefly described in Section 10 of this Profile. After the first year, you can make multiple surrenders up to a total of 15% of the value of your Contract each year without charge from Preferred Life. Surrenders in excess of that amount will be subject to a contingent deferred sales charge. If you do not surrender the full 15% in any one Contract year, you may not carry over the remaining percentage amount to another year. Surrenders in excess of the 15% free withdrawal will be charged a contingent deferred sales charge which declines from 6% to 0% depending upon the number of complete years we have had your payment. After Preferred Life has had a payment for 7 years, there is no charge for surrenders related to that payment. Each purchase payment you add to your Contract has its own 7 year contingent deferred sales charge charge period. Of course, you may also have to pay income tax and a tax penalty on any money you take out of the Contract.



8. PERFORMANCE
OF THE PORTFOLIOS.

The value of the Contract will vary up or down depending upon the performance of the portfolio(s) you choose.

The following chart shows total returns for the portfolios for the periods shown. Performance is not shown for the Global Health Care Securities Fund and the Value Securities Fund because they were first offered for sale on May 1, 1998. These numbers reflect the insurance charges, the contract maintenance charge and the operating expenses of the portfolios. These numbers do not reflect any contingent deferred sales charges, which if applied, would reduce such performance. Past performance is not a guarantee of future results.

                                  Calendar Year
---------------------------------------------------------------------------------------------------------------------------
Portfolio                                            1997        1996        1995       1994        1993        1992
---------------------------------------------------------------------------------------------------------------------------
Capital Growth                                      16.46%        NA          NA         NA          NA          NA

Global Utilities Securities                         24.79%      5.47%      29.32%      -12.97%      8.80%       7.00%

Growth and Income                                   25.76%     12.39%      30.77%       -3.57%      8.58%       5.03%

High Income                                          9.80%     12.10%      17.90%       -3.80%     13.94%      14.43%

Income Securities                                   15.26%      9.52%      20.49%       -7.75%     16.76%      11.45%

Money Market                                         3.59%      3.50%       4.09%        2.20%      0.93%       1.43%

Mutual Discovery Securities                         17.50%        NA          NA         NA          NA          NA
---------------------------------------------------------------------------------------------------------------------------



                                  Calendar Year
---------------------------------------------------------------------------------------------------------------------------
Portfolio                                            1997        1996        1995       1994        1993        1992
----------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities                            15.89%        NA          NA         NA          NA          NA

Natural Resources Securities                       -20.27%      2.35%       0.74%       -3.54%     53.23%     -11.56%

Real Estate Securities                              18.81%     30.74%      15.69%        1.27%     17.16%      10.33%

Rising Dividends                                    30.96%     22.23%      27.73%       -5.59%     -4.98%        NA

Small Cap                                           15.59%     27.05%         NA         NA          NA          NA

Templeton Developing Markets Equity                -10.17%     19.68%       1.16%        NA          NA          NA

Templeton Global Asset Allocation                    9.96%     17.95%         NA         NA          NA          NA

Templeton Global Growth                             11.72%     19.38%      10.96%        NA          NA          NA

Templeton Global Income Securities                   0.86%      7.91%      12.88%       -6.49%     14.86%      -1.96%

Templeton International Equity                       9.94%     21.04%       8.86%       -0.72%    -26.58%        NA

Templeton International
Smaller Companies                                   -3.06%        NA          NA         NA          NA          NA

Templeton Pacific Growth                           -37.00%      9.35%       6.28%      -10.24%     45.59%        NA

U.S. Government Securities                           7.59%      1.97%      17.60%       -6.06%      7.99%       5.97%

Zero Coupon 2000                                     5.42%      0.80%      18.79%       -8.22%     14.34%       7.35%

Zero Coupon 2005                                     9.62%     -2.09%      29.71%      -11.01%     20.33%       9.07%

Zero Coupon 2010                                    14.75%     -4.24%      40.59%      -12.38%     23.48%       8.61%



9. DEATH BENEFIT.

If you die during the accumulation phase, the person you have selected as your beneficiary will receive a death benefit. This death benefit will be the greater of: 1) the current value of your Contract, less any taxes, on the day all claim proofs and payment election forms are received by Preferred Life at the Valuemark Service Center; or 2) (if applicable) the guaranteed minimum death benefit less any taxes. The guaranteed minimum death benefit, as of the day all claim proofs and payment election forms are received by Preferred Life at the Valuemark Service Center, is the greater of: A) payments you have made, less any money you have taken out and charges paid on the money you have taken out; or B) the highest value of the contract on each contract anniversary prior to the owner's 76th birthday or date of death, increased by any payments made since that anniversary, less any money taken out and charges paid on the money you have taken out since that anniversary.



10. OTHER INFORMATION.

Free Look. If you cancel the Contract within 10 days after receiving it, we will send your money back without assessing a contingent deferred sales charge. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your original payment.

No Probate. In most cases, when you die, your beneficiary will receive the death benefit without going through probate.

Purchasing Considerations. The Valuemark IV Variable Annuity Contract is designed for people seeking long-term tax deferred accumulation of assets, generally for retirement or other long-term purposes. The tax deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

Additional Features.

The Contract offers additional features which you might be interested in. These include:

Automatic Investment Plan - You can automatically add to your Contract on a monthly or quarterly basis for as little as $100 by electronic transfer of monies from your savings or checking account.

Dollar Cost Averaging Program - You can arrange to have a regular amount of money automatically transferred from selected portfolios to other portfolios each month, theoretically this can give you a lower average cost per unit over time than a single one time purchase. However, there are no guarantees that this will take place.

Flexible Rebalancing - Preferred Life will automatically readjust your Contract value among the portfolios to maintain your specified allocation mix. This can be done quarterly, semi-annually or annually.

Systematic Withdrawal Program - You can elect to receive monthly or quarterly payments from Preferred Life while your Contract is in the accumulation phase. Of course, you may have to pay tax penalties and income taxes on the money you receive.

Minimum Distribution Program - You can arrange to have money sent to you each month or quarter to meet certain required distribution requirements imposed by the Internal Revenue Code generally after age 701/2.

These features may not be suitable for your particular situation.



11. INQUIRIES.

If you have any questions about your Contract or need more information, please contact us at:

            Valuemark Service Center
            300 Berwyn Park
            P.O. Box 3031
            Berwyn, PA 19312-0031
            (800) 624-0197




                   THE VALUEMARK IV VARIABLE ANNUITY CONTRACT
                                    issued by
                        PREFERRED LIFE VARIABLE ACCOUNT C
                                       and
                  PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

This prospectus describes the Valuemark IV Variable Annuity Contract with a Fixed Option offered by Preferred Life Insurance Company of New York (Preferred
Life).

The annuity has 26 investment options - the 25 Portfolios of Franklin Valuemark Funds which are listed below and a Fixed Option of Preferred Life. You can select up to 10 investment options (which includes any of the Portfolios listed below and the Fixed Option).

PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME
Money Market Fund

PORTFOLIOS SEEKING CURRENT INCOME
High Income Fund
Templeton Global Income Securities Fund
U.S. Government Securities Fund
Zero Coupon Funds - 2000, 2005 and 2010

PORTFOLIOS SEEKING GROWTH AND INCOME
Global Utilities Securities Fund
Growth and Income Fund
Income  Securities  Fund
Mutual Shares  Securities  Fund
Real Estate Securities  Fund
Rising  Dividends Fund
Templeton  Global Asset  Allocation Fund
Value Securities Fund

PORTFOLIOS  SEEKING  CAPITAL  GROWTH
Capital  Growth  Fund
Global  Health Care Securities Fund
Mutual Discovery  Securities Fund
Natural  Resources  Securities Fund
Small Cap Fund
Templeton  Developing  Markets Equity Fund
Templeton  Global Growth Fund
Templeton International Equity Fund
Templeton International Smaller Companies Fund
Templeton Pacific Growth Fund

THE GLOBAL HEALTH CARE SECURITIES FUND AND THE VALUE SECURITIES FUND ARE NOT AVAILABLE IN NEW YORK UNTIL APPROVED BY THE NEW YORK INSURANCE DEPARTMENT. (CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY.) Please read this prospectus before investing and keep it for future reference. It contains important information about the Valuemark IV Variable Annuity Contract with a Fixed Option.

To learn more about the annuity offered by this prospectus, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The Table of Contents of the SAI is on Page 19 of this prospectus. The SEC maintains a Web site
(http://www.sec.gov) that contains the SAI, material incorporated by reference and other information about registrants that file electronically with the SEC. For a free copy of the SAI, call us at (800) 342-3863 or write us at: 152 West 57th Street, 18th Floor, New York, New York 10019.

INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus is not an offering of the securities herein described in any state, country, or jurisdiction in which the offering is unauthorized. No sales representative, dealer or other person is authorized to give any information or make any representations other than those contained in this prospectus.

Dated: May 1, 1998 as supplemented December 7, 1998

TABLE OF CONTENTS
----------------------------------------------------------

                                                   Page
INDEX OF TERMS ...................................    3
FEE TABLE ........................................    4
 1. THE VALUEMARK IV
VARIABLE ANNUITY CONTRACT ........................    8
    Contract Owner ...............................    8
    Joint Owner ..................................    8
    Annuitant ....................................    8
    Beneficiary...................................    8
    Assignment ...................................    8
 2. ANNUITY PAYMENTS
(THE PAYOUTPHASE) ................................    9
    Annuity Options ..............................    9
 3. PURCHASE .....................................    9
    Purchase Payments ............................    9
    Automatic Investment Plan ....................   10
    Allocation of Purchase Payments ..............   10
    Free Look ....................................   10
    Accumulation Units ...........................   10
 4. INVESTMENT OPTIONS ...........................   11
    Transfers ....................................   12
    Dollar Cost Averaging Program ................   12
    Flexible Rebalancing .........................   13
    Voting Privileges ............................   13
    Substitution .................................   13
 5. EXPENSES .....................................   13
    Insurance Charges ............................   13
    Mortality and Expense Risk Charge ............   13
    Administrative Charge ........................   13
    Contract Maintenance Charge ..................   13
    Contingent Deferred Sales Charge .............   14
    Waiver of Contingent
Deferred Sales Charge ............................   14
    Reduction or Elimination of the
Contingent Deferred Sales Charge .................   14
    Transfer Fee .................................   14
    Income Taxes .................................   15
    Portfolio Expenses ...........................   15
 6. TAXES ........................................   15
    Annuity Contracts in General .................   15
    Qualified and Non-Qualified Contracts ........   15
    Multiple Contracts ...........................   15
    Surrenders - Non-Qualified Contracts .........   15
    Surrenders - Qualified Contracts .............   16
    Surrenders - Tax-Sheltered Annuities .........   16
    Diversification ..............................   16
 7. ACCESS TO YOUR MONEY .........................   16
    Systematic Withdrawal Program ................   16
    Minimum Distribution Program .................   16
    Suspension of Payments or Transfers ..........   17
 8. PERFORMANCE ..................................   17
 9. DEATH BENEFIT ................................   17
    Upon Your Death ..............................   17
    Death of Annuitant ...........................   18
10. OTHER INFORMATION ............................   19
    Preferred Life ...............................   19
    The Separate Account .........................   19
    Distribution .................................   19
    Administration ...............................   19
    Financial Statements .........................   19
TABLE OF CONTENTS
OF THE STATEMENT OF
ADDITIONAL INFORMATION ...........................   19


INDEX OF TERMS
This prospectus is written in plain English to make it as understandable for you as possible. However, there are some technical terms used which are capitalized in this prospectus. The page that is indicated below is where you will find the definition for the word or term.
                                                   Page
Accumulation Phase ...............................    8
Accumulation Unit ................................   10
Annuitant ........................................    8
Annuity Options ..................................    9
Annuity Payments .................................    9
Annuity Unit .....................................   10
Beneficiary ......................................    8
Contract..........................................    8
Contract Owner ...................................    8
Fixed Option .....................................    8
Income Date ......................................    9
Joint Owner ......................................    8
Non-Qualified ....................................   15
Payout Phase .....................................    8
Portfolios .......................................   11
Purchase Payment .................................    9
Qualified ........................................   15
Tax Deferral .....................................   15

FEE TABLE
CONTRACT OWNER TRANSACTION FEES Contingent Deferred Sales Charge* (as a percentage of purchase payments)

                                            Years Since
                                         Purchase Payment   Charge
                                           ------------      -----
                                                0-1           6%
                                                1-2           6%
                                                2-3           6%
                                                3-4           5%
                                                4-5           4%
                                                5-6           3%
                                                6-7           2%
                                                7+            0%

Transfer Fee**...........................................  First 12 transfers in a Contract year are free. Thereafter, the fee is $25 (or 2% of the amount transferred, if less). Dollar Cost Averaging transfers and Flexible Rebalancing transfers are not counted.

Contract Maintenance  Charge***...........................  $30 per Contract per
                                                                            year

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality and Expense Risk Charge****....................    1.34%
Administrative Charge....................................     .15%
                                                            -------
Total Separate Account Annual Expenses...................    1.49%

*Each year after the first Contract year, you may make multiple partial surrenders of up to a total of 15% of the value of your Contract and no contingent deferred sales charge will be assessed. See Section 7 - "Access to Your Money" for additional options.

**The Contract provides that if more than twelve transfers have been made in a Contract year, the Company reserves the right to deduct a transfer fee which will not exceed $25 or 2% of the amount transferred. Market timing transfers may not be permitted.

***During the Accumulation Phase, the charge is waived if the value of your Contract is at least $50,000. If you own more than one Valuemark IV Contract (registered with the same social security number), we will determine the total value of all your Contracts. If the total value of all your Contracts is at least $50,000, the charge is waived. Currently, the charge is also waived during the Payout Phase if the value of your Contract at the Income Date is at least $50,000.

****The Mortality and Expense Risk Charge is 1.25% during the Payout Phase.

FRANKLIN VALUEMARK FUNDS' ANNUAL EXPENSES
(as a percentage of Franklin Valuemark Funds' average net assets)

The Management and Portfolio Administration Fees for each Portfolio are based on a percentage of that Portfolio's net assets under management. See the prospectus for Franklin Valuemark Funds for more information.

The  "Management  and  Portfolio  Administration  Fees"  below  are the  amounts  that  were paid to the  Managers  and  Portfolio
Administrators  for the 1997  calendar  year except for  Portfolios  with fee waivers or newer  Portfolios  without a full year of operations as of December 31, 1997.

                                                                            Management and Portfolio
                                                                              Administration Fees1
                                                                        (after management fee waiver Other   Total Annual
                                                                     with respect to certain portfolios)       Expenses
Expenses
---------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund ...................................................            .75%               .02%      .77%
Global Health Care Securities Fund2 ...................................            .75%               .11%      .86%
Global Utilities Securities Fund ......................................            .47%               .03%      .50%
Growth and Income Fund ................................................            .47%               .02%      .49%
High Income Fund ......................................................            .50%               .03%      .53%
Income Securities Fund ................................................            .47%               .03%      .50%
Money Market Fund3 ....................................................            .51%               .02%      .53%
Mutual Discovery Securities Fund ......................................            .95%               .11%     1.06%
Mutual Shares Securities Fund .........................................            .75%               .05%      .80%
Natural Resources Securities Fund .....................................            .62%               .07%      .69%
Real Estate Securities Fund ...........................................            .51%               .03%      .54%
Rising Dividends Fund .................................................            .72%               .02%      .74%
Small Cap Fund ........................................................            .75%               .02%      .77%
Templeton Developing Markets Equity Fund ..............................           1.25%               .17%     1.42%
Templeton Global Asset Allocation Fund ................................            .80%               .14%      .94%
Templeton Global Growth Fund ..........................................            .83%               .05%      .88%
Templeton Global Income Securities Fund ...............................            .56%               .06%      .62%
Templeton International Equity Fund ...................................            .80%               .09%      .89%
Templeton International Smaller Companies Fund ........................           1.00%               .06%     1.06%
Templeton Pacific Growth Fund .........................................            .92%               .11%     1.03%
U.S. Government Securities Fund .......................................            .48%               .02%      .50%
Value Securities Fund2 ................................................            .75%               .06%      .81%
Zero Coupon Fund - 20004 ..............................................            .37%               .03%      .40%
Zero Coupon Fund - 20054 ..............................................            .37%               .03%      .40%
Zero Coupon Fund - 20104 ..............................................            .37%               .03%      .40%

1The Portfolio  Administration Fee is a direct expense for the Global Health Care Securities Fund, the Mutual Discovery Securities
Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies
Fund, and the Value Securities Fund;  other  Portfolios pay for similar  services  indirectly  through the Management Fee. See the
Franklin Valuemark Funds prospectus for further information regarding these fees.

2The Global Health Care Securities Fund and the Value  Securities Fund commenced  operations May 1, 1998. The expenses shown above for these Portfolios are therefore estimated for 1998. For the Global Health Care Securities and Value Securities Funds,  Franklin
Advisers,  Inc. and Franklin Advisory  Services,  Inc., the Portfolio's  respective  investment  managers,  and Franklin Templeton
Services,  Inc., their Administrator,  have agreed in advance to waive or limit their Management and Portfolio Administration Fees and to assume as their own expense certain  expenses  otherwise  payable by these Portfolios as necessary so that through at least
December 31, 1998, the total expenses of each Portfolio do not exceed 1.00% of its average net assets.

3The Manager agreed to waive a portion of its Management Fee and to pay certain  expenses of the Money Market Fund during 1997. It is currently  continuing  this  arrangement in 1998. This  arrangement  may be terminated at any time.  With this  reduction,  the
Portfolio's actual total annual expenses for 1997 were 0.45% of the average daily net assets of the Portfolio.

4Although not obligated to, the Manager has agreed to waive a portion of its  Management  Fees and to pay certain  expenses of the three Zero Coupon Funds  through at least  December  31, 1998 so that the total  expenses of each Zero Coupon Fund will not exceed
0.40% of each  Portfolio's net assets.  Absent the management fee waivers,  for the year ended December 31, 1997, the Total Annual
Expenses and Management and Portfolio  Administration Fees would have been as follows: Zero Coupon Fund-2000,  .63% and .60%; Zero
Coupon Fund-2005,  .65% and .62%; and Zero Coupon Fund-2010,  .65% and .62%. There were no expense  reimbursements during 1997 for the Zero Coupon Funds.

The purpose of this Fee Table is to help you  understand  the costs of investing in the Contract.  The Fee Table reflects the 1997 expenses of the Separate Account as well as the Portfolios.  The examples below should not be considered a representation  of past or future expenses.  Actual expenses may be greater or less than those shown. The $30 contract  maintenance  charge is included in the Examples as a prorated charge of $1. Since the average Contract size is greater than $1,000,  the contract  maintenance charge is reduced accordingly.  Premium taxes are not reflected in the Tables. For additional information, see Section 5 - "Expenses" and the Franklin Valuemark Funds prospectus.

EXAMPLES

You would pay the following  expenses on a $1,000  investment,  assuming a 5% annual  return on your money if you  surrender  your
Contract at the end of each time period:

                                                                                   1 Year    3 Years   5 Years  10 Years
---------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund ............................................................     $84      $125      $160      $270
Global Health Care Securities Fund* ............................................     $85      $127      $165      $279
Global Utilities Securities Fund ...............................................     $81      $116      $146      $242
Growth and Income Fund .........................................................     $81      $116      $146      $241
High Income Fund ...............................................................     $82      $117      $148      $245
Income Securities Fund .........................................................     $81      $116      $146      $242
Money Market Fund ..............................................................     $82      $117      $148      $245
Mutual Discovery Securities Fund ...............................................     $87      $133      $175      $299
Mutual Shares Securities Fund ..................................................     $84      $126      $162      $273
Natural Resources Securities Fund ..............................................     $83      $122      $156      $261
Real Estate Securities Fund ....................................................     $82      $118      $148      $246
Rising Dividends Fund ..........................................................     $84      $124      $158      $266
Small Cap Fund .................................................................     $84      $125      $160      $270
Templeton Developing Markets Equity Fund .......................................     $90      $144      $192      $333
Templeton Global Asset Allocation Fund .........................................     $86      $130      $169      $287
Templeton Global Growth Fund ...................................................     $85      $128      $166      $281
Templeton Global Income Securities Fund ........................................     $82      $120      $152      $254
Templeton International Equity Fund ............................................     $85      $128      $166      $282
Templeton International Smaller Companies Fund .................................     $87      $133      $175      $299
Templeton Pacific Growth Fund ..................................................     $87      $132      $173      $296
U.S. Government Securities Fund ................................................     $81      $116      $146      $242
Value Securities Fund* .........................................................     $84      $126      $162      $274
Zero Coupon Fund-2000++.........................................................     $80      $113      $141      $231
Zero Coupon Fund-2005++.........................................................     $80      $113      $141      $231
Zero Coupon Fund-2010++.........................................................     $80      $113      $141      $231

*Estimated
++Calculated with waiver of fees

You would pay the  following  expenses on a $1,000  investment,  assuming a 5% annual return on your money if your Contract is not surrendered or is annuitized:

                                                                                   1 Year    3 Years   5 Years  10 Years
---------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund ...........................................................      $24        $74     $126      $270
Global Health Care Securities Fund* ...........................................      $25        $76     $131      $279
Global Utilities Securities Fund ..............................................      $21        $65     $112      $242
Growth and Income Fund ........................................................      $21        $65     $112      $241
High Income Fund ..............................................................      $22        $66     $114      $245
Income Securities Fund ........................................................      $21        $65     $112      $242
Money Market Fund .............................................................      $22        $66     $114      $245
Mutual Discovery Securities Fund ..............................................      $27        $82     $141      $299
Mutual Shares Securities Fund .................................................      $24        $75     $128      $273
Natural Resources Securities Fund .............................................      $23        $71     $122      $261
Real Estate Securities Fund ...................................................      $22        $67     $114      $246
Rising Dividends Fund .........................................................      $24        $73     $124      $266
Small Cap Fund ................................................................      $24        $74     $126      $270
Templeton Developing Markets Equity Fund ......................................      $30        $93     $158      $333
Templeton Global Asset Allocation Fund ........................................      $26        $79     $135      $287
Templeton Global Growth Fund ..................................................      $25        $77     $132      $281
Templeton Global Income Securities Fund .......................................      $22        $69     $118      $254
Templeton International Equity Fund ...........................................      $25        $77     $132      $282
Templeton International Smaller Companies Fund ................................      $27        $82     $141      $299
Templeton Pacific Growth Fund .................................................      $27        $81     $139      $296
U.S. Government Securities Fund ...............................................      $21        $65     $112      $242
Value Securities Fund* ........................................................      $24        $75     $128      $274
Zero Coupon Fund-2000++........................................................      $20        $62     $107      $231
Zero Coupon Fund-2005++........................................................      $20        $62     $107      $231
Zero Coupon Fund-2010++........................................................      $20        $62     $107      $231

*Estimated
++Calculated with waiver of fees

As of the date of this prospectus, no Contracts had been sold. Therefore, Preferred Life has not provided Accumulation Unit Values.

1. THE VALUEMARK IV VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------
This prospectus describes a variable annuity contract with a Fixed Option offered by Preferred Life.

An annuity is a contract between you, the owner, and an insurance company (in this case Preferred Life), where the insurance company promises to pay you (or someone else you choose) an income, in the form of Annuity Payments, beginning on a designated date that is at least two years in the future. Until you decide to begin receiving Annuity Payments, your annuity is in the Accumulation Phase. Once you begin receiving Annuity Payments, your Contract switches to the Payout Phase. The Contract benefits from Tax Deferral.

Tax Deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among 25 Portfolios and depending upon market conditions, you can make or lose money in the Contract based on the Portfolios' investment performance. The Portfolios are designed to offer a better return than the Fixed Option, however this is not guaranteed. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the Accumulation Phase depends in large part upon the investment performance of the Portfolio(s) you select. The amount of the Annuity Payments you receive during the Payout Phase from the variable annuity portion of the Contract also depends in large part upon the investment performance of the Portfolios you select for the Payout Phase.

The Contract also contains a Fixed Option (referred to in the Contract as the "Fixed Account"). The Fixed Option offers an interest rate that is guaranteed by Preferred Life for all deposits made within the twelve month period. This interest rate is set monthly and is guaranteed for 12 months. Preferred Life guarantees that the interest credited to the Fixed Option will not be less than 3% per year. If you select the Fixed Option, your money will be placed with the other general assets of Preferred Life. If you select the Fixed Option, the amount of money you are able to accumulate in your Contract during the Accumulation Phase depends upon the total interest credited to your Contract.

We will not make any changes to your Contract without your permission except as may be required by law.

CONTRACT OWNER

You as the Contract Owner, have all the rights under the Contract. The Contract Owner is as designated at the time the contract is issued, unless changed. You may change Contract Owners at any time. This may be a taxable event. You should consult with your tax adviser before doing this.

JOINT OWNER

The Contract can be owned by Joint Owners. Upon the death of either Joint Owner, the surviving Joint Owner will be the designated Beneficiary. Any other Beneficiary designation at the time the Contract was issued or as may have been later changed will be treated as a contingent Beneficiary unless otherwise indicated.

ANNUITANT

An Annuitant is the natural person on whose life we base Annuity Payments. You name an Annuitant. You may change the Annuitant at any time before the Income Date unless the Contract is owned by a non-individual (for example, a corporation).

BENEFICIARY

The Beneficiary is the person(s) or entity you name to receive any death benefit. The Beneficiary is named at the time the Contract is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary or contingent Beneficiary.

ASSIGNMENT

You can assign the Contract at any time during your lifetime. Preferred Life will not be bound by the assignment until it receives the written notice of the assignment. Preferred Life will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. Any assignment made after the death benefit has become payable can only be done with our consent. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the Contract is issued pursuant to a Qualified plan, there may be limitations on your ability to assign the Contract.

2. ANNUITY PAYMENTS
(THE PAYOUT PHASE)
-------------------------------------------------------------------------------
You can receive regular monthly income payments under your Contract. You can choose the month and year in which those payments begin. We call that date the Income Date. Your Income Date must be the first day of a calendar month and must be at least 2 full years after you buy the Contract. You can also choose among income plans. We call those Annuity Options.

We ask you to choose your Income Date when you purchase the Contract. You can change it at any time before the Income Date with 30 days notice to us. Annuity Payments must begin by the first day of the first calendar month following the Annuitant's 90th birthday. You (or someone you designate) will receive the Annuity Payments. You will receive tax reporting on those payments.

If you do not choose an Annuity Option prior to the Income Date, we will assume that you selected Option 2 which provides a life annuity with 5 years of guaranteed payments.

You may elect to receive your Annuity Payments as a variable payout, a fixed payout, or a combination of both. Under a fixed payout, all of the Annuity Payments will be the same dollar amount (equal installments). If you choose a variable payout, you can select from the available Portfolios. If you do not tell us otherwise, your Annuity Payments will be based on the investment allocations that were in place on the Income Date.

If you choose to have any portion of your Annuity Payments based on the investment performance of the Portfolios, the dollar amount of your payment will depend upon three things: 1) the value of your Contract in the Portfolio(s) on the Income Date, 2) the 5% assumed investment rate used in the annuity table for the Contract, and 3) the performance of the Portfolio(s) you selected. If the actual performance exceeds the 5% assumed rate, your Annuity Payments will increase. Similarly, if the actual rate is less than 5%, your Annuity Payments will decrease.

ANNUITY OPTIONS

You can choose one of the following Annuity Options or any other Annuity Option you want and that Preferred Life agrees to provide. After Annuity Payments begin, you cannot change the Annuity Option.

OPTION 1. LIFE ANNUITY. Under this option, we will make monthly Annuity Payments so long as the Annuitant is alive. After the Annuitant dies, we stop making Annuity Payments.

OPTION 2. LIFE ANNUITY WITH 5, 10, 15 OR 20 YEAR PAYMENTS GUARANTEED. Under this option, we will make monthly Annuity Payments so long as the Annuitant is alive. However, if, when the Annuitant dies, we have made Annuity Payments for less than the selected guaranteed period, we will continue to make Annuity Payments to you for the rest of the guaranteed period. If you do not want to receive Annuity Payments, you can ask us for a single lump sum.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make monthly Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. When the Annuitant dies, if the joint Annuitant is still alive, we will continue to make Annuity Payments, so long as the joint Annuitant continues to live. The amount of the Annuity Payments we will make to the Contract Owner can be equal to 100%, 75% or 50% of the amount that was being paid when both Annuitants were alive. The monthly Annuity Payments will end when the last surviving Annuitant dies.

OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 5, 10, 15 OR 20 YEAR PAYMENTS GUARANTEED. Under this option, we will make monthly Annuity Payments during the joint lifetime of the Annuitant and the joint Annuitant. When the Annuitant dies, if the joint Annuitant is still alive, we will continue to make Annuity Payments, so long as the surviving Annuitant continues to live, at 100% of the amount that would have been paid if they were both alive. If, when the last death occurs, we have made Annuity Payments for less than the selected guaranteed period, we will continue to make Annuity Payments to you or any person you designate for rest of the guaranteed period. If you do not want to receive Annuity Payments, you can ask us for a single lump sum.

OPTION 5. REFUND LIFE ANNUITY. Under this option, we will make monthly Annuity Payments during the Annuitant's lifetime. The last Annuity Payment will be made before the Annuitant dies and if the value of the Annuity Payments is less than the value annuitized, then the Contract Owner will receive a refund as set forth in the Contract.

3. PURCHASE
------------------------------------------------------------------------------

PURCHASE PAYMENTS

A Purchase Payment is the money you invest in the Contract. The minimum payment Preferred Life will accept is $5,000 when the Contract is bought as a Non-Qualified Contract. If you enroll in the automatic investment plan (which is described below), your Purchase Payment can be $2,000. If you are buying the Contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan, the minimum amount we will accept is $2,000. The maximum we will accept without our prior approval is $1 million. You can make additional Purchase Payments of $250 (or as low as $100 if you have selected the automatic investment plan) or more to either type of Contract. Preferred Life may, at its sole discretion, waive minimum payment requirements. At the time you buy the Contract, you and the Annuitant cannot be older than 85 years old. This product is not designed for professional market timing organizations, other entities, or persons using programmed, large or frequent transfers.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan (AIP) is a program which allows you to make additional Purchase Payments to your Contract on a monthly or quarterly basis by electronic transfer of funds from your savings or checking account. You may participate in this program by completing the appropriate form. We must receive your form by the first of the month in order for AIP to begin that same month. Investments will take place on the 20th of the month, or the next business day. The minimum investment that can be made by AIP is $100. You may stop AIP at any time you want. We need to be notified by the first of the month in order to stop or change AIP that month. If AIP is used for a Qualified Contract, you should consult your tax adviser for advice regarding maximum contributions.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a Contract, we will allocate your Purchase Payment to the Fixed Option and/or one or more of the Portfolios you have selected. We ask that you allocate your money in either whole percentages or round dollars. You can instruct us how to allocate additional Purchase Payments you make. If you do not instruct us, we will allocate them in the same way as your previous instructions to us. Preferred Life reserves the right to limit the number of Portfolios that you may invest in at one time. Currently, you may invest in 10 investment options at one time (which includes any of the 25 Portfolios of Franklin Valuemark Funds listed in Section 4 and the Preferred Life Fixed Option). We may change this in the future. However, we will always allow you to invest in at least five Portfolios.

Once we receive your Purchase Payment, the necessary information and federal funds (federal funds means monies credited to a bank's account with its regional federal reserve bank), we will issue your Contract and allocate your first Purchase Payment within 2 business days. If you do not give us all of the information we need, we will contact you or your registered representative to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you make additional
Purchase Payments, we will credit these amounts to your Contract within one business day. Our business day closes when the New York Stock Exchange closes, which is usually at 4:00 p.m. Eastern time.

FREE LOOK

If you change your mind about owning the Contract, you can cancel it within 10 days after receiving it. Return of the Contract by mail is effective on being postmarked, properly addressed and postage prepaid. When you cancel the Contract within this time period, Preferred Life will not assess a contingent deferred sales charge. You will receive back whatever your Contract is worth on the day we receive your request. If you have purchased the Contract as an IRA, we are required to give you back your Purchase Payment if you decide to cancel your Contract within 10 days after receiving it. If that is the case, we have the right to allocate your initial Purchase Payment to the Money Market Fund for 15 days after we receive your first Purchase Payment. At the end of that period, we will re-allocate your money as you selected. Currently, however, we will directly allocate your money to the Portfolios and/or the Fixed Option as you have selected.

ACCUMULATION UNITS

The value of the portion of your Contract allocated to the Portfolios will go up or down depending upon the investment performance of the Portfolio(s) you choose. The value of your Contract will also depend on the expenses of the Contract. In order to keep track of the value of your Contract, we use a measurement called an Accumulation Unit (which is like a share of a mutual fund). During the Payout Phase of the Contract we call it an Annuity Unit.

Every business day we determine the value of an Accumulation Unit by multiplying the Accumulation Unit value for the previous period by a factor for the current period. The factor is determined by:

1. dividing the value of a Portfolio Accumulation Unit at the end of the current period by the value of a Portfolio Accumulation Unit for the previous period; and

2. multiplying it by one minus the daily amount of the insurance charges and any charges for taxes. The value of an Accumulation Unit may go up or down from day to day.

When you make a Purchase Payment, we credit your Contract with Accumulation Units for any portion of your Purchase Payment allocated to a Portfolio. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Portfolio by the value of the Accumulation Unit.

We calculate the value of an Accumulation Unit after the New York Stock Exchange closes each day and then credit your Contract.

EXAMPLE:

On Wednesday we receive an additional Purchase Payment of $3,000 from you. You have told us you want this to go to the Growth and Income Fund. When the New York Stock Exchange closes on that Wednesday, we determine that the value of an Accumulation Unit based on an investment in the Growth and Income Fund is $12.50. We then divide $3,000 by $12.50 and credit your Contract on Wednesday night with 240 Accumulation Units.

4. INVESTMENT OPTIONS
--------------------------------------------------------------------------------

The Contract offers 25 Portfolios of Franklin Valuemark Funds and a Fixed Option of Preferred Life. Additional Portfolios may be available in the future. THE GLOBAL HEALTH CARE SECURITIES FUND AND THE VALUE SECURITIES FUND ARE NOT AVAILABLE IN NEW YORK UNTIL APPROVED BY THE NEW YORK INSURANCE DEPARTMENT. (CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY.)

YOU SHOULD READ THE FRANKLIN VALUEMARK FUNDS PROSPECTUS (WHICH IS ATTACHED TO THIS PROSPECTUS) CAREFULLY BEFORE INVESTING.

Franklin Valuemark Funds is the mutual fund underlying your Contract. Each Portfolio has its own investment objective. Investment managers for each Portfolio are listed in the table below and are as follows: Franklin Advisers, Inc. (FA), Franklin Advisory Services, Inc. (FAS), Franklin Mutual Advisers, Inc. (FMA), Templeton Asset Management Ltd. (TAM), Templeton Global Advisors Limited (TGA), and Templeton Investment Counsel, Inc. (TIC). Certain managers have retained one or more affiliated subadvisers to help them manage the Portfolios.

The following is a list of the Portfolios available under the Contract:

                                              Investment
Available Portfolios                           Managers
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO SEEKING STABILITY
OF PRINCIPAL AND INCOME
Money Market Fund ...........................   FA
PORTFOLIOS SEEKING
CURRENT INCOME
High Income Fund ............................   FA
Templeton Global
 Income Securities Fund .....................   FA
U.S. Government Securities Fund .............   FA
Zero Coupon Funds -
 2000, 2005, 2010 ...........................   FA
PORTFOLIOS SEEKING
GROWTH AND INCOME
Global Utilities Securities Fund ............   FA
Growth and Income Fund ......................   FA
Income Securities Fund ......................   FA
Mutual Shares Securities Fund ...............   FMA
Real Estate Securities Fund .................   FA
Rising Dividends Fund .......................   FAS
Templeton Global
 Asset Allocation Fund ......................   TGA
Value Securities Fund .......................   FAS
PORTFOLIOS SEEKING
CAPITAL GROWTH
Capital Growth Fund .........................   FA
Global Health Care Securities Fund ..........   FA
Mutual Discovery Securities Fund ............   FMA
Natural Resources Securities Fund ...........   FA
Small Cap Fund ..............................   FA
Templeton Developing
 Markets Equity Fund ........................   TAM
Templeton Global Growth Fund ................   TGA
Templeton International Equity Fund .........   FA
Templeton International
 Smaller Companies Fund .....................   TIC
Templeton Pacific Growth Fund ...............   FA
---------------------------------------------------------------------------------------------------------------------------

Franklin Valuemark Funds serves as the underlying mutual fund for variable life insurance policies offered by an affiliate of Preferred Life and other variable annuity contracts offered by Preferred Life and its affiliates. Franklin Valuemark Funds does not believe that offering its shares in this manner will be disadvantageous to you.

TRANSFERS

You can transfer money among the 25 Portfolios and/or the Fixed Option. Preferred Life currently allows you to make as many transfers as you want to each year. Preferred Life may change this practice in the future. However, this product is not designed for professional market timing organizations or other persons using programmed, large frequent transfers. Such activity may be disruptive to a Portfolio. We reserve the right to reject any specific Purchase Payment allocation or transfer request from any person, if in the Portfolio managers' judgment, a Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected.

Your Contract provides that you can make 12 transfers every year without charge. We measure a year from the anniversary of the day we issued your Contract. You can make a transfer to or from the Fixed Option and to or from any Portfolio. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer or, if less, 2% of the amount transferred. The following applies to any transfer:

1. The minimum amount which you can transfer is $1,000 or your entire value in the Portfolio or Fixed Option. This requirement is waived if the transfer is in connection with the Dollar Cost Averaging Program or Flexible Rebalancing (which are described below).

2. We may not allow you to make transfers during the free look period.

3. Your request for a transfer must clearly state which Portfolio(s) or the Fixed Option is involved in the transfer.

4. Your request for a transfer must clearly state how much the transfer is for.

5. You cannot make any transfers within 7 calendar days prior to the date your first Annuity Payment is due.

6. During the Payout Phase, you may not make a transfer from a fixed Annuity Option to a variable Annuity Option.

7. During the Payout Phase, you can make at least one transfer from a variable Annuity Option to a Fixed Annuity Option.

Preferred Life has reserved the right to modify the transfer provisions subject to the guarantees described above. You can make transfers by telephone by properly completing the telephone transfer forms provided by Preferred Life. We may allow you to authorize someone else to make transfers by telephone on your behalf. If you own the Contract with a Joint Owner, unless Preferred Life is instructed otherwise, Preferred Life will accept instructions from either one of you. Preferred Life will use reasonable procedures to confirm that instructions given us by telephone are genuine. If we do not use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Preferred Life tape records all telephone instructions.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount of money each month or quarter from any one Portfolio or the Fixed Option to up to eight of the other Portfolios. By allocating amounts on a regularly scheduled basis, as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. You may only participate in this program during the Accumulation Phase.

There are two Dollar Cost Averaging options. The first option is the Dollar Cost Averaging Fixed Option and it is available for new Contracts and additional Purchase Payments to new and existing Contracts which will receive a special fixed rate guaranteed for one year by Preferred Life. Dollar Cost Averaging will take place over twelve months and requires a minimum investment of $6,000.

The second option is the Standard Dollar Cost Averaging Option which requires a $3,000 minimum investment and participation for at least six months (or two quarters).

All Dollar Cost Averaging transfers will be made on the 10th day of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day. The Portfolio(s) you transfer from may not be the Portfolio(s) you transfer to in this program. You may elect either program by properly completing the Dollar Cost Averaging form provided by Preferred Life.

Your participation in the program will end when any of the following occurs: (1) the number of desired transfers have been made; (2) you do not have enough money in the Portfolio(s) or Fixed Option to make the transfer (if less money is available, that amount will be dollar cost averaged and the program will end);
(3) you request to terminate the program (your request must be received by us by the first of the month to terminate that month); or (4) the Contract is terminated.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Program and Flexible Rebalancing at the same time.

FLEXIBLE REBALANCING

Once your money has been invested, the performance of the Portfolios may cause your chosen allocation to shift. Flexible Rebalancing is designed to help you maintain your specified allocation mix among the different Portfolios. You can direct us to readjust your Contract value on a quarterly, semi-annual or annual basis to return to your original Portfolio allocations. Flexible Rebalancing transfers will be made on the 20th day of the month unless that day is not a business day. If it is not, then the transfer will be made on the previous day. If you participate in Flexible Rebalancing, the transfers made under the program are not taken into account in determining any transfer fee. The Fixed Option is not permitted to be part of Flexible Rebalancing.

VOTING PRIVILEGES

Preferred Life is the legal owner of the Portfolio shares. However, when a Portfolio solicits proxies in conjunction with a shareholder vote, Preferred Life will obtain from you and other Contract Owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that Preferred Life owns on its own behalf. Should Preferred Life determine that it is no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

Preferred Life may substitute one of the Portfolios you have selected with another Portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intention to do this.

5. EXPENSES
--------------------------------------------------------------------------------

There are charges and other expenses associated with the Contract that will reduce your investment return. These charges and expenses are:

INSURANCE CHARGES

Each day, Preferred Life makes a deduction for its insurance charges. Preferred Life does this as part of its calculation of the value of the Accumulation Units and the Annuity Units. The insurance charge has two parts:
1) the mortality and expense risk charge and 2) the administrative charge.

Mortality and Expense Risk Charge. During the Accumulation Phase, this charge is equal, on an annual basis, to 1.34% of the average daily value of the Contract invested in a Portfolio, after the deduction of expenses. During the Payout Phase, the charge is equal, on an annual basis, to 1.25% of the average daily value of the Contract invested in a Portfolio, after the deduction of expenses. This charge compensates us for all the insurance benefits provided by your Contract (for example, the guarantee of annuity rates, the death benefits, certain expenses related to the Contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the Contract). The amount of the mortality and expense risk charge is less during the Payout Phase because Preferred Life does not pay a death benefit separate from benefits under the Annuity Option if you die during the Payout Phase.

Administrative Charge. This charge is equal, on an annual basis, to .15% of the average daily value of the Contract invested in a Portfolio, after the deduction of expenses. This charge, together with the contract maintenance charge (which is explained below), is for all the expenses associated with the administration of the Contract. Some of these expenses include: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

CONTRACT MAINTENANCE CHARGE

Every year on the anniversary of the date when your Contract was issued, Preferred Life deducts $30 from your Contract as a contract maintenance charge. This charge is for administrative expenses (see above). This charge can not be increased.

However, during the Accumulation Phase, if the value of your Contract is at least $50,000 when the deduction for the charge is to be made, Preferred Life will not deduct this charge. If you own more than one Valuemark IV Contract, Preferred Life will determine the total value of all your Valuemark IV Contracts. If the total value of all Contracts registered under the same social security number is at least $50,000, Preferred Life will not assess the contract maintenance charge. Currently, the charge is also waived during the Payout Phase if the value of your Contract at the Income Date is at least $50,000. If the Contract is owned by a non-natural person (e.g., a corporation), Preferred Life will look to the Annuitant to determine if it will assess the charge.

If you make a complete surrender from your Contract, the contract maintenance charge will also be deducted. During the Payout Phase, if the contract maintenance charge is deducted, the charge will be collected monthly out of each Annuity Payment.

CONTINGENT DEFERRED SALES CHARGE

Surrenders may be subject to a contingent deferred sales charge. During the Accumulation Phase, you can make surrenders from your Contract. Preferred Life keeps track of each Purchase Payment you make. The amount of the contingent deferred sales charge depends upon how long Preferred Life has had your payment. The charge is:

                                   Contingent
               Years Since          Deferred
            Purchase Payment      Sales Charge
              ------------          --------
                   0-1                  6%
                   1-2                  6%
                   2-3                  6%
                   3-4                  5%
                   4-5                  4%
                   5-6                  3%
                   6-7                  2%
                   7+                   0%

However, after Preferred Life has had a Purchase Payment for 7 full years, there is no charge when you surrender that Purchase Payment. For purposes of the contingent deferred sales charge, Preferred Life treats withdrawals as coming from the oldest Purchase Payments first. Preferred Life does not assess the contingent deferred sales charge on any payments paid out as Annuity Payments or as death benefits.

NOTE: For tax purposes, surrenders are considered to have come from the last money you put into the Contract. Thus, for tax purposes, earnings are considered to come out first.

FREE SURRENDER AMOUNT (referred to in sales literature as "15% Withdrawal Privilege") - Each year after the first Contract year, you can make multiple surrenders up to 15% of the value of your Contract and no contingent deferred sales charge will be deducted from the 15% you take out. Surrenders in excess of that free amount will be subject to the contingent deferred sales charge. If you do not surrender the full 15% in any one Contract year, you may not carry over the remaining percentage amount to another year.

You may also elect to participate in the Systematic Withdrawal Program or the Minimum Distribution Program which allow you to make surrenders without the deduction of the contingent deferred sales charge under certain circumstances. You cannot use these Programs and the 15% free withdrawal amount in the same Contract year. See Section 7 - "Access to Your Money" for a description of the Systematic Withdrawal Program and the Minimum Distribution Program.

WAIVER OF CONTINGENT
DEFERRED SALES CHARGE

Under certain circumstances, after the first year, Preferred Life will permit you to take your money out of the Contract without deducting the contingent deferred sales charge if you or your Joint Owner become totally disabled for at least 90 consecutive days.

REDUCTION OR ELIMINATION OF THE
CONTINGENT DEFERRED SALES CHARGE

Preferred Life will reduce or eliminate the amount of the contingent deferred sales charge when the Contract is sold under circumstances which reduce its sales expenses. Some examples are: if there is a large group of individuals that will be purchasing the Contract or a prospective purchaser already had a relationship with Preferred Life. Preferred Life may not deduct a contingent deferred sales charge under a Contract issued to an officer, director or employee of Preferred Life or any of its affiliates. Any circumstances resulting in reduction or elimination of the contingent deferred sales charge requires prior approval of Preferred Life.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the day we issue your Contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less, for each additional transfer. The transfer fee will be deducted from the Portfolio or Fixed Option from which the transfer is made. If the entire amount is transferred, the fee will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Program or Flexible Rebalancing, it will not count in determining the transfer fee.

INCOME TAXES

Preferred Life reserves the right to deduct from the Contract for any income taxes which it may incur because of the Contract. Currently, Preferred Life is not making any such deductions.

PORTFOLIO EXPENSES

There are deductions from the assets of the various Portfolios for operating expenses (including management fees) which are described in the attached prospectus for Franklin Valuemark Funds.

6. TAXES
------------------------------------------------------------------------------

NOTE: PREFERRED LIFE HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. PREFERRED LIFE HAS INCLUDED ADDITIONAL INFORMATION REGARDING TAXES IN THE STATEMENT OF ADDITIONAL INFORMATION.

ANNUITY CONTRACTS IN GENERAL

Annuity contracts are a means of setting aside money for future needs - usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities. Basically, these rules provide that you will not be taxed on any earnings on the money held in your annuity Contract until you take the money out. This is referred to as Tax Deferral. There are different rules regarding how you will be taxed depending upon how you take the money out and the type of Contract - Qualified or Non-Qualified (see following sections).

You, as the Contract Owner, will not be taxed on increases in the value of your Contract until a distribution occurs either as a surrender or as Annuity Payments. When you make a surrender you are taxed on the amount of the surrender that is earnings. For Annuity Payments, different rules apply. A portion of each Annuity Payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment will be treated as ordinary income. How the Annuity Payment is divided between taxable and non-taxable portions depends upon the period over which the Annuity Payments are expected to be made. Annuity payments received after you have received all of your Purchase Payments are fully includible in income.

When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation or certain other entities other than tax-qualified trusts), the Contract will generally not be treated as an annuity for tax purposes. This means that the Contract may not receive the benefits of Tax Deferral. Income may be taxed as ordinary income every year.

QUALIFIED AND NON-QUALIFIED CONTRACTS

If you purchase the Contract under a Qualified plan, your Contract is referred to as a Qualified Contract. Examples of Qualified plans are: Individual Retirement Annuities (IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), and pension and profit-sharing plans, which include 401(k) plans.

If you do not purchase the Contract under a Qualified plan, your Contract is referred to as a Non-Qualified Contract.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year period to the same Contract Owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences, including more rapid taxation of the distributed amounts from such combination of contracts. You should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract in any calendar year period.

SURRENDERS - NON-QUALIFIED CONTRACTS

If you make a surrender from your Contract, the Code treats such a surrender as first coming from earnings and then from your Purchase Payments. In most cases, such withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some surrenders will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 591/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer; (5) paid under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

SURRENDERS - QUALIFIED CONTRACTS

The above information describing the taxation of Non-Qualified Contracts does not apply to Qualified Contracts. There are special rules that govern Qualified Contracts. A more complete discussion of surrenders from Qualified Contracts is contained in the Statement of Additional Information.

SURRENDERS - TAX-SHELTERED ANNUITIES

The Code limits the surrender of Purchase Payments made by Contract Owners from certain Tax-Sheltered Annuities. Surrenders can only be made when a Contract
Owner: (1) reaches age 591/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the Contract Owner can only withdraw the Purchase Payments and not any earnings.

DIVERSIFICATION

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Preferred Life believes that the Portfolios are being managed so as to comply with the requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Preferred Life would be considered the owner of the shares of the Portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the Contract. It is unknown to what extent under federal tax law Contract Owners are permitted to select Portfolios, to make transfers among the Portfolios or the number and type of Portfolios Contract Owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Contract, could be treated as the owner of the Portfolios.

Due to the uncertainty in this area, Preferred Life reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

7. ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

You can have access to the money in your Contract:

(1) by making a surrender (either a partial or a total surrender); (2) by receiving Annuity Payments; or
(3) when a death benefit is paid to your Beneficiary. Surrenders can only be made during the Accumulation Phase.

When you make a complete surrender you will receive the value of the Contract on the day you made the surrender less any applicable contingent deferred sales charge, less any premium tax and less any contract maintenance charge. (See
Section 5 - "Expenses" for a discussion of the charges.)

Any partial surrender must be for at least $500 and, unless you instruct Preferred Life otherwise, will be made pro-rata from all the Portfolios and the Fixed Option you selected. Preferred Life requires that after you make a partial surrender the value of your Contract must be at least $2,000.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY SURRENDER YOU MAKE.

There are limits to the amount you can surrender from a Qualified plan referred to as a 403(b) plan. For a more complete explanation see Section 6 - Taxes and the discussion in the SAI.

SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your Contract is at least $25,000, Preferred Life offers a plan which provides automatic monthly or quarterly payments to you from your Contract each year. The total systematic withdrawals which you can make each year without Preferred Life deducting a contingent deferred sales charge is limited to 15% of the value of your Contract determined on the business day before we receive your request. You may surrender any amount you want under this program if your payments are no longer subject to the contingent deferred sales charge. If you make surrenders under this plan, you may not also use the 15% free surrender amount that year. For a discussion of the contingent deferred sales charge and the 15% free surrender amount, see Section 5 - "Expenses". All systematic withdrawals will be made on the 9th day of the month unless that day is not a business day. If it is not, then the surrender will be made the previous business day.

INCOME TAXES ANDTAX PENALTIES MAY APPLY TO SYSTEMATIC WITHDRAWALS.

MINIMUM DISTRIBUTION PROGRAM

If you own a Contract that is an Individual Retirement Annuity (IRA), you may select the Minimum Distribution Program. Under this program, Preferred Life will make payments to you from your Contract that are designed to meet the applicable minimum distribution requirements imposed by the Code for IRAs. If the value of your Contract is at least $25,000, Preferred Life will make payments to you on a monthly or quarterly basis. The payments will not be subject to the contingent deferred sales charge and will be instead of the 15% free surrender amount.

SUSPENSION OF PAYMENTS OR TRANSFERS

Preferred Life may be required to suspend or postpone payments for surrenders or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2. trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of the Portfolio shares is not reasonably practicable or Preferred Life cannot reasonably value the Portfolio shares;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of Contract Owners. Preferred Life has reserved the right to defer payment for a surrender or transfer from the Fixed Option for the period permitted by law but not for more than six months.

8. PERFORMANCE
--------------------------------------------------------------------------------

Preferred Life periodically advertises performance of the various Accumulation Units. Preferred Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contingent deferred sale charge and contract maintenance charge. The deduction of any applicable contract maintenance charges and contingent deferred sales charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which reflect the deduction of the insurance charges, contract maintenance charge, contingent deferred sales charges and the expenses of the Portfolios. Preferred Life may also advertise cumulative total return information. Cumulative total return is determined the same way except that the results are not annualized. Performance information for the underlying Portfolios may also be advertised; see the Franklin Valuemark Funds prospectus for more information.

Certain Portfolios have been in existence for some time and have investment performance history. However, the Contracts are new. In order to demonstrate how the actual investment experience of the Portfolios may affect your Accumulation Unit values, Preferred Life has prepared performance information. The performance is based on the historical performance of the Portfolios, modified to reflect the charges and expenses of your Contract as if the Contract had been in existence for the time periods shown. The information is based upon the historical experience of the Portfolios and does not represent past performance or predict future performance. Preferred Life may in the future also advertise yield information. If it does, it will provide you with information regarding how yield is calculated. More detailed information regarding how performance is calculated is found in the SAI. Any performance advertised will be based on historical data and does not guarantee future results of the Accumulation Units.

9. DEATH BENEFIT
------------------------------------------------------------------------------

UPON YOUR DEATH

If you or your Joint Owner die during the Accumulation Phase, Preferred Life will pay a death benefit to your Beneficiary (see below). No death benefit is paid during the Payout Phase. The amount of the death benefit is:

I. CONTRACTS THAT RECEIVE AN ENHANCED DEATH BENEFIT ENDORSEMENT

Contracts that are owned individually, or jointly with another person, or as agent for an individual person, will receive an enhanced death benefit endorsement. For these Contracts the death benefit will be the greater of (1) or
(2) below:

(1) The current value of your Contract, less any taxes owed. This amount is determined as of the day that all claim proofs and payment election forms are received at the Valuemark Service Center.

(2) The guaranteed minimum death benefit (as explained below and in the enhanced death benefit endorsement to your Contract), as of the day that all claim proofs and payment election forms are received at the Valuemark Service Center.

     A. During the first year of all such Contracts and if you are age 81 or older at the time of purchase, the following guaranteed minimum death benefit will apply:
        o payments you have made,
        o less any money you have taken out,
        o less any applicable charges paid on money taken out,

     B. After the first Contract year, for Contracts issued before your 81st birthday, and until you reach age 81, the greater of (a) or (b) below will be your guaranteed minimum death benefit:

        a) Purchase Payments
           o payments you have made,
           o less any money you have taken out,
           o less any applicable charges paid on money taken out,

        b) Contract Value
           o highest value of the Contract on each Contract anniversary,
           o plus any payments made since that Contract  anniversary,
           o less any money you have  taken out since  that  anniversary,
           o less any applicable charges paid on money taken out since that anniversary,

     C. After your 81st birthday, the following guaranteed minimum death benefit will apply:
           o your guaranteed minimum death benefit on the Contract anniversary prior to your 81st birthday,
           o plus any payments you have made since then,
           o less any money you have taken out since then,
           o less any applicable charges paid on money taken out since then.

II. CONTRACTS THAT DO NOT RECEIVE AN ENHANCED DEATH BENEFIT ENDORSEMENT

For all Contracts that do not receive an enhanced death benefit endorsement, the death benefit will be: The current value of your Contract, less any taxes owed. This amount is determined as of the day that all claim proofs and payment election forms are received at the Valuemark Service Center.

III. ADDITIONAL PROVISIONS

If you have a Joint Owner, the age of the oldest Contract Owner will be used to determine the guaranteed minimum death benefit. The guaranteed minimum death benefit will be reduced by any amounts surrendered after the date of death. If the Contract is owned by a non-natural person, then all references to you mean the Annuitant. If you have a Joint Owner, and the Joint Owner dies, the surviving Owner will be considered the Beneficiary.

A Beneficiary may request that the death benefit be paid in one of the following ways: (1) payment of the entire death benefit within 5 years of the date of death; or (2) payment of the death benefit under an Annuity Option. The death benefit payable under an Annuity Option must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. Payment must begin within one year of the date of death. If the Beneficiary is the spouse of the Contract Owner, he/she can choose to continue the Contract in his/her own name at the then current value, or if greater, the death benefit value. If a lump sum payment is elected and all the necessary requirements, including any required tax consent from the state of New York (when required), are met, the payment will be made within 7 days. Payment of the death benefit may be delayed pending receipt of the tax consent (when required). If you (or any Joint Owner) die during the Payout Phase and you are not the Annuitant, any payments which are remaining under the Annuity Option selected will continue at least as rapidly as they were being paid at your death. If you die during the Payout Phase, the Beneficiary becomes the Contract Owner.

DEATH OF ANNUITANT

If the Annuitant, who is not a Contract Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant. If a new Annuitant is not named within 30 days of the death of the Annuitant, you will become the Annuitant. However, if the Contract Owner is a non-natural person (e.g., a corporation), then the death of the Annuitant will be treated as the death of the Contract Owner, and a new Annuitant may not be named.

If the Annuitant dies after Annuity Payments have begun, the remaining amounts payable, if any, will be as provided for in the Annuity Option selected. The remaining amounts payable will be paid to the Contract Owner at least as rapidly as they were being paid at the Annuitant's death.

10. OTHER INFORMATION
--------------------------------------------------------------------------------

PREFERRED LIFE

Preferred Life Insurance Company of New York (Preferred Life), 152 West 57th Street, 18th Floor, New York, NY 10019, was organized under the laws of the state of New York. Preferred Life offers annuities and group life, group accident and health insurance and variable annuity products. Preferred Life is licensed to do business in six states and the District of Columbia. Preferred Life is a wholly-owned subsidiary of Allianz Life Insurance Company of North America, which is a wholly-owned subsidiary of Allianz Versicherungs AG Holding.

THE SEPARATE ACCOUNT

Preferred Life established a separate account, Preferred Life Variable Account C (Separate Account), to hold the assets that underlie the Contracts. The Board of Directors of Preferred Life adopted a resolution to establish the Separate Account under New York insurance law on February 26, 1988. Preferred Life has registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into Contract sub-accounts. Each Contract sub-account invests in a Portfolio.

The assets of the Separate Account are held in Preferred Life's name on behalf of the Separate Account and legally belong to Preferred Life. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business Preferred Life may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts Preferred Life may issue.

DISTRIBUTION

NALAC Financial Plans, LLC (NFP), 1750 Hennepin Avenue, Minneapolis, MN 55403, acts as the distributor of the Contracts. NFP is an affiliate of Preferred Life.

Commissions will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions and expense reimbursements up to an amount equal to 6.0% of Purchase Payments for promotional or distribution expenses associated with marketing of the Contracts. The New York Insurance Department permits asset based compensation. Preferred Life may adopt an asset based compensation program in addition to, or in lieu of, the present compensation program. Commissions may be recovered from broker-dealers if a full or partial surrender occurs within 12 months of a Purchase Payment.

ADMINISTRATION

Preferred Life has hired Delaware Valley Financial Services, Inc., 300 Berwyn Park, Berwyn, Pennsylvania, to perform administrative services regarding the Contracts. The administrative services include issuance of the Contracts and maintenance of Contract Owner's records.

FINANCIAL STATEMENTS

The financial statements of Preferred Life and the Separate Account have been included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

Insurance Company ................................    2
Experts ..........................................    2
Legal Opinions ...................................    2
Distributor ......................................    2
Reduction or Elimination of the
Contingent Deferred Sales Charge .................    2
Calculation of Performance Data ..................    2
Federal Tax Status ...............................    5
Annuity Provisions ...............................   10
Mortality and Expense Guarantee ..................   10
Financial Statements .............................   10